UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2012

Industrial Income Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-54372	27-0477259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Industrial Income Trust Inc. (the “Company”) hereby amends the following Current Report on Form 8-K to provide the required financial information:

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Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 11, 2012, to provide the required financial information relating to the Company’s acquisition of the National Distribution Portfolio, located in the markets of Atlanta, Georgia; Chicago, Illinois; Fort Lauderdale, Florida; and Memphis, Tennessee, as described in that Current Report.

Item 9.01.	Financial Statements and Exhibits.

(a) and (b) Financial Statements of Real Estate Property Acquired and Pro Forma Financial Information

The financial statements and pro forma financial information required by Item 9.01(a) and (b) are filed herewith as exhibits under Item 9.01(d) and such exhibits are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	Financial Statements of Real Estate Property Acquired:

National Distribution Portfolio: Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2012 (unaudited) and for the Year Ended December 31, 2011

Notes to Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2012 (unaudited) and for the Year Ended December 31, 2011

99.2	Pro Forma Financial Information - Industrial Income Trust Inc.:

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012 (unaudited)

Notes to the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2012 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011 (unaudited)

Notes to the Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2012 (unaudited) and for the Year Ended December 31, 2011 (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL INCOME TRUST INC.

February 20, 2013	By:	/s/ THOMAS G. MCGONAGLE
Name: Thomas G. McGonagle
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial Statements of Real Estate Property Acquired:

National Distribution Portfolio: Report of Independent Registered Public Accounting Firm

Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2012 (unaudited) and for the Year Ended December 31, 2011

Notes to Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2012 (unaudited) and for the Year Ended December 31, 2011

99.2	Pro Forma Financial Information - Industrial Income Trust Inc.:

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012 (unaudited)

Notes to the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2012 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2012 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2011 (unaudited)

Notes to the Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2012 (unaudited) and for the Year Ended December 31, 2011 (unaudited)

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